Exhibit 10.3

Execution Version

CONSENT AND AMENDMENT 5 TO CONTRIBUTION DEFERRAL AGREEMENT

This Consent and Amendment 5 to the Contribution Deferral Agreement (this “Amendment 5”) is entered into as of August 3, 2010, by and among (i) YRC INC., a Delaware corporation (“YRC”), USF HOLLAND, INC., a Michigan corporation (“Holland”), NEW PENN MOTOR EXPRESS INC., a Pennsylvania corporation (“New Penn”), USF REDDAWAY INC., an Oregon corporation (“Reddaway”) (each of YRC, Holland, New Penn and Reddaway a “Primary Obligor”, and collectively, the “Primary Obligors”); (ii) each of the Guarantors a party hereto (the “Guarantors”); (iii) Wilmington Trust Company, as agent (together with its successors and assigns, in such capacity, the “Agent”); and (iv) each of the Funds party hereto. The Primary Obligors, the Guarantors, the Funds, and the Agent are herein individually referred to as a “Party” and together referred to as the “Parties.”

RECITALS

WHEREAS, the Primary Obligors and certain of their employees who are represented by the International Brotherhood of Teamsters (the “Teamsters”) have previously entered into the 2008-2013 National Master Freight Agreement and its Supplements and other collective bargaining agreements with individual Local Unions affiliated with the Teamsters (as amended, modified and supplemented from time to time, excluding any amendment or modification thereto entered into on or after June 30, 2009, the “CBA”), which, among other things, provides that the Primary Obligors will generally make certain contributions to the Funds (as defined below) based on hours worked or compensation received by covered employees;

WHEREAS, the Primary Obligors, CS Pension Fund and the Agent entered into that certain Contribution Deferral Agreement dated as of June 17, 2009 (as further amended, modified or supplemented from time to time, the “Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Agreement), pursuant to which such Parties agreed that the obligations to make certain contributions otherwise due to the CS Pension Fund from the Primary Obligors would be deferred;

WHEREAS, certain joinders to the Agreement were entered into on July 6, 2009, July 10, 2009, July 14, 2009, August 13, 2009 and other joinders may be entered into from time to time by and among certain other pension funds, the Primary Obligors and the Agent, pursuant to which such Persons also agreed that the obligation to make certain contributions otherwise due to the Funds party thereto from the Primary Obligors would be deferred; and

WHEREAS, the Obligors and the undersigned Funds, constituting Majority Funds, each desire to enter into this Amendment 5, among other things, to amend the Agreement;

WHEREAS, the Obligors and certain Affiliates of the Obligors entered into that certain Amendment No. 18 (“Amendment No. 18”), dated as of July 28, 2010, by and among YRC Worldwide Inc., the Canadian Borrower (as defined therein), the UK Borrower (as defined therein), the financial institutions listed on the signature pages thereof and JPMorgan Chase Bank, National Association, as Administrative Agent.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

1.	Amendments.

1.1 Definitions.

(a)        Section 1.01 of the Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

“Amendment 5 Effective Date” means August 4, 2010.

(b)        The defined term “Liquidity” set forth in Section 1.01 of the Agreement is amended and restated as follows:

““Liquidity Amount” shall have the meaning set forth in the Senior Credit Facility as of the Amendment 5 Effective Date after giving effect to Amendment No. 18 to the Senior Credit Facility and Amendment 5 itself.”

ARTICLE II

2.	Conditions Precedent.

2.1 Effective Date. This Amendment 5 shall not become effective until the date on which each of the following conditions is satisfied (or waived):

(a)        The Obligors, the Funds and the Agent shall have executed a counterpart of this Amendment 5, which may include telecopy or other electronic transmission of a signed signature page of this Amendment 5.

(b)        The Agent and CS Pension Fund shall have received payment for all invoiced reasonable out-of-pocket expenses payable by the Primary Obligors under Section 11.01 of the Agreement.

ARTICLE III

3.	Miscellaneous.

3.1        Agent. Pursuant to Section 11.04 of the Agreement, the undersigned Funds, constituting Majority Funds, hereby authorize and direct the Agent to execute, enter into and perform this Amendment 5.

3.2        Successors and Assigns. This Amendment 5 and all of the covenants and agreements contained herein and rights, interests or obligations hereunder,

by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not.

3.3        Counterparts. This Amendment 5 may be executed simultaneously in counterparts (including by means of telecopied or PDF signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Amendment 5.

3.4        Descriptive Headings; Interpretation. The headings and captions used in this Amendment 5 are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment 5.

3.5        Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Amendment 5 shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Amendment 5 (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

3.6        No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Amendment 5. In the event an ambiguity or question of intent or interpretation arises, this Amendment 5 shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Amendment 5.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment 5 to be duly executed by their respective authorized officers as of the day and year first above written.

YRC INC., as an Obligor

By
Name: Phil J. Gaines Title: Senior Vice President - CFO
USF HOLLAND, INC., as an Obligor

By
Name: Dan L. Olivier Title: Vice President - Finance
NEW PENN MOTOR EXPRESS, INC., as an Obligor

By
Name: Paul F. Liljegren Title: Vice President - Finance
USF REDDAWAY INC., as an Obligor

By
Name: Tom Palmer Title: Vice President Finance-CFO

Signature Page to Amendment 5 to

Contribution Deferral Agreement

YRC LOGISTICS SERVICES, INC., as a Guarantor

By
Name: Brenda Stasiulis Title: Vice President - Finance
USF GLEN MOORE, INC., as a Guarantor

By
Name: Phil J. Gaines Title: Senior Vice President - Finance
TRANSCONTINENTAL LEASE, S. DE R.L. DE C.V., as a Guarantor

By
Name: Fortino Landeros Ruiz Title: Legal Representative
TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND, as a Fund

By
Name: Title:
INTERNATIONAL ASSOCIATION OF MACHINISTS MOTOR CITY PENSION FUND, as a Fund

By
Name: Title:

Signature Page to Amendment 5 to

Contribution Deferral Agreement

WESTERN CONFERENCE OF TEAMSTERS PENSION TRUST, as a Fund

By
Name:
Title:

TEAMSTERS LOCAL 617 PENSION FUND, as a Fund

By
Name:
Title:

LOCAL 705 INTERNATIONAL BROTHERHOOD OF TEAMSTERS PENSION FUND, as a Fund

By
Name:
Title:

WESTERN CONFERENCE OF TEAMSTERS SUPPLEMENTAL BENEFIT TRUST FUND, as a Fund

By
Name:
Title:

SUBURBAN TEAMSTERS OF NO. IL. PENSION FUND, as a Fund

By
Name:
Title:

ROAD CARRIERS LOCAL 707 PENSION FUND, as a Fund

By
Name:
Title:

SOUTHWESTERN PENNSYLVANIA AND WESTERN MARYLAND TEAMSTERS & EMPLOYERS PENSION FUND, as a Fund

By
Name:
Title:

HAGERSTOWN MOTOR CARRIERS AND TEAMSTERS PENSION PLAN, as a Fund

By
Name:
Title:

TEAMSTERS LOCAL 445 PENSION FUND, as a Fund

By
Name:
Title:

I.B. of T. UNION LOCAL NO. 710 PENSION FUND, as a Fund

By
Name:
Title:

NEW ENGLAND TEAMSTERS & TRUCKING INDUSTRY PENSION FUND, as a Fund

By
Name:
Title:

TEAMSTERS JC 83 PENSION FUND, as a Fund

By
Name:
Title:

MANAGEMENT LABOR WELFARE & PENSION FUNDS LOCAL 1730, I.L.A. , as a Fund

By
Name:
Title:

TEAMSTERS LOCAL 639 EMPLOYER’S PENSION TRUST, as a Fund

By
Name:
Title:

CENTRAL PENNSYLVANIA TEAMSTERS PENSION FUND, as a Fund

By
Name:
Title:

TEAMSTERS LOCAL 641 PENSION FUND, as a Fund

By
Name:
Title:

TEAMSTERS PENSION TRUST FUND OF PHILADELPHIA AND VICINITY, as a Fund

By
Name:
Title:

FREIGHT DRIVERS AND HELPERS LOCAL 557 PENSION FUND, as a Fund

By
Name:
Title:

MID-JERSEY TRUCKING IND. & TEAMSTERS LOCAL 701 PENSION FUND, as a Fund

By
Name:
Title:

TRUCKING EMPLOYEES OF NORTH JERSEY WELFARE FUND INC. - PENSION FUND, as a Fund

By
Name:
Title:

HAWAII TRUCKERS-TEAMSTERS UNION PENSION FUND, as a Fund a

By
Name:
Title:

NEW YORK STATE TEAMSTERS CONFERENCE PENSION AND RETIREMENT FUND, as a Fund

By
Name:
Title:

EMPLOYER-TEAMSTERS LOCAL NOS. 175/505 PENSION TRUST FUND, as a Fund

By
Name:
Title:

WESTERN PENNSYLVANIA TEAMSTERS AND EMPLOYERS PENSION FUND, as a Fund

By
Name:
Title:

WILMINGTON TRUST COMPANY, as Agent

By
Name:
Title:

Exhibit A

Amendment No. 18 to Senior Credit Facility

(see attached)

Execution Version

CONSENT AND AMENDMENT 6 TO CONTRIBUTION DEFERRAL AGREEMENT

This Consent and Amendment 6 to the Contribution Deferral Agreement (this “Amendment 6”) is entered into as of August     , 2010, by and among (i) YRC INC., a Delaware corporation (“YRC”), USF HOLLAND, INC., a Michigan corporation (“Holland”), NEW PENN MOTOR EXPRESS INC., a Pennsylvania corporation (“New Penn”), USF REDDAWAY INC., an Oregon corporation (“Reddaway”) (each of YRC, Holland, New Penn and Reddaway a “Primary Obligor”, and collectively, the “Primary Obligors”); (ii) each of the Guarantors a party hereto (the “Guarantors”); (iii) Wilmington Trust Company, as agent (together with its successors and assigns, in such capacity, the “Agent”); and (iv) each of the Funds party hereto. The Primary Obligors, the Guarantors, the Funds, and the Agent are herein individually referred to as a “Party” and together referred to as the “Parties.”

RECITALS

WHEREAS, the Primary Obligors and certain of their employees who are represented by the International Brotherhood of Teamsters (the “Teamsters”) have previously entered into the 2008-2013 National Master Freight Agreement and its Supplements and other collective bargaining agreements with individual Local Unions affiliated with the Teamsters (as amended, modified and supplemented from time to time, excluding any amendment or modification thereto entered into on or after June 30, 2009, the “CBA”), which, among other things, provides that the Primary Obligors will generally make certain contributions to the Funds (as defined below) based on hours worked or compensation received by covered employees;

WHEREAS, the Primary Obligors, CS Pension Fund and the Agent entered into that certain Contribution Deferral Agreement dated as of June 17, 2009 (as further amended, modified or supplemented from time to time, the “Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Agreement), pursuant to which such Parties agreed that the obligations to make certain contributions otherwise due to the CS Pension Fund from the Primary Obligors would be deferred;

WHEREAS, certain joinders to the Agreement were entered into on July 6, 2009, July 10, 2009, July 14, 2009, August 13, 2009 and other joinders may be entered into from time to time by and among certain other pension funds, the Primary Obligors and the Agent, pursuant to which such Persons also agreed that the obligation to make certain contributions otherwise due to the Funds party thereto from the Primary Obligors would be deferred; and

WHEREAS, the Obligors and the undersigned Funds, constituting all of the Funds party to the Agreement, each desire to enter into this Amendment 6, among other things, to amend the Agreement and to consent to certain amendments to the Senior Credit Facility;

WHEREAS, the Obligors and certain Affiliates of the Obligors entered into that certain Amendment No. 18 (“Amendment No. 18”), dated as of July 28, 2010, by and among YRC Worldwide Inc., the Canadian Borrower (as defined therein), the UK Borrower (as defined therein), the financial institutions listed on the signature pages thereof and JPMorgan Chase Bank, National Association, as Administrative Agent.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

4.	Consent.

4.1        The undersigned Funds, constituting all of the Funds party to the Agreement, hereby (i) consent to the amendment of the Senior Credit Facility as set forth in Amendment No. 18, in the form attached hereto as Exhibit A, and (ii) agree that (x) the Funds shall not be entitled to any additional payment as a result of the Company and its subsidiaries complying with of the terms of the Senior Credit Facility (as amended through (but not beyond) Amendment No. 18) and (y) no Deferred Payment Termination Date shall result from (a) the Obligors and their Affiliates making mandatory prepayments, or any other incremental payment expressly required (including, after giving effect to this Amendment 6) pursuant to the Senior Credit Facility (as amended through (but not beyond) Amendment No. 18) or (b) any commitment reductions under the Senior Credit Facility imposed pursuant to the terms of Amendment No. 18, in each case without making a corresponding proportional additional payment to the Funds in respect of the Deferred Pension Obligations at the time that the Obligors make such additional mandatory prepayments, other incremental payments or commitment reductions under the Senior Credit Facility (as amended through (but not beyond) Amendment No. 18).

ARTICLE II

5.	Amendments.

5.1        Definitions.

(a)        Section 1.01 of the Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

“Amendment 6 Effective Date” means August 10, 2010.

(b)        The defined term “Deferred Payment Termination Date” set forth in Section 1.01 of the Agreement is amended and restated as follows:

““Deferred Payment Termination Date” means the earliest of the occurrence of (i) December 31, 2010 (unless prior to such date the Supermajority Funds have agreed to continue deferring the Monthly Amortization Payments and Monthly Interest Payments during the 2011 calendar year), (ii) any Deferral Termination Event, (iii) an Event of Default described in clauses (e), (f) or (g) of Article VIII herein, (iv) the occurrence of an Event of Default (other than as described in the foregoing clause (ii)) which continues without being either cured or waived in accordance with the terms hereof within five (5) Business Days after a Financial Officer has actual knowledge of such occurrence, and (v) the amendment, modification, supplementation or alteration of the Senior Credit Facility after the Amendment 2 Effective Date which imposes any mandatory prepayment, commitment reduction, additional interest or fee or any other incremental payment to the Lenders (as defined in the Senior Credit Facility) not required as of the Amendment 6 Effective Date unless the Funds receive a proportionate additional payment in respect of the Deferred Pension Obligations at the time that the Obligors are required to make an additional payment to the lenders under the Senior Credit Facility pursuant to the terms of such amendment, modification, supplementation or alteration (unless prior to such date the Supermajority Funds have agreed to (x) waive any such proportionate additional payments and (y) continue deferring Monthly Amortization Payments and Monthly Interest Payments as otherwise required pursuant to this clause (v)); provided, that, for the avoidance of doubt, granting of consent by the lenders under the Senior Credit Facility to permit an asset sale shall not by itself trigger this clause (v).”

ARTICLE III

6.	Conditions Precedent.

6.1        Effective Date. This Amendment 6 shall not become effective until the date on which each of the following conditions is satisfied (or waived):

(a)        The Obligors, the Funds and the Agent shall have executed a counterpart of this Amendment 6, which may include telecopy or other electronic transmission of a signed signature page of this Amendment 6.

(b)        The Agent and CS Pension Fund shall have received payment for all invoiced reasonable out-of-pocket expenses payable by the Primary Obligors under Section 11.01 of the Agreement.

(c)        Amendment No. 18 shall have gone effective and be in full force and effect.

ARTICLE IV

7.	Miscellaneous.

7.1        Representation. The Primary Obligors represent and warrant as of the date hereof that no mandatory prepayment, commitment reduction, additional interest or fee or any other incremental payment has been made to the Lenders (as defined in the Senior Credit Facility) after the Amendment 2 Effective Date that would have required a proportionate additional payment in respect of the Deferred Pension Obligations prior to giving effect to this Amendment 6 and Amendment No. 18 to the Senior Credit Facility.

7.2        Agent. Pursuant to Section 11.04 of the Agreement, the undersigned Funds, constituting all of the Funds party to the Agreement, hereby authorize and direct the Agent to execute, enter into and perform this Amendment 6.

7.3        Successors and Assigns. This Amendment 6 and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not.

7.4        Counterparts. This Amendment 6 may be executed simultaneously in counterparts (including by means of telecopied or PDF signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Amendment 6.

7.5        Descriptive Headings; Interpretation. The headings and captions used in this Amendment 6 are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment 6.

7.6        Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Amendment 6 shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Amendment 6 (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

7.7        No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Amendment 6. In the event an ambiguity or question of intent or interpretation arises, this Amendment 6 shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Amendment 6.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment 6 to be duly executed by their respective authorized officers as of the day and year first above written.

YRC INC., as an Obligor

By
Name: Phil J. Gaines Title: Senior Vice President - CFO
USF HOLLAND, INC., as an Obligor

By
Name: Dan L. Olivier Title: Vice President - Finance
NEW PENN MOTOR EXPRESS, INC., as an Obligor

By
Name: Paul F. Liljegren Title: Vice President - Finance
USF REDDAWAY INC., as an Obligor

By
Name: Tom Palmer Title: Vice President Finance - CFO

Signature Page to Amendment 6 to

Contribution Deferral Agreement

YRC LOGISTICS SERVICES, INC., as a Guarantor

By
Name: Brenda Stasiulis
Title: Vice President - Finance

USF GLEN MOORE, INC., as a Guarantor

By
Name: Phil J. Gaines
Title: Senior Vice President - Finance

TRANSCONTINENTAL LEASE, S. DE R.L. DE C.V., as a Guarantor

By
Name: Fortino Landeros Ruiz
Title: Legal Representative

TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND, as a Fund

By
Name:
Title:

INTERNATIONAL ASSOCIATION OF MACHINISTS MOTOR CITY PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 6 to

Contribution Deferral Agreement

WESTERN CONFERENCE OF TEAMSTERS PENSION TRUST, as a Fund

By
Name: Title:
TEAMSTERS LOCAL 617 PENSION FUND, as a Fund

By
Name: Title:
LOCAL 705 INTERNATIONAL BROTHERHOOD OF TEAMSTERS PENSION FUND, as a Fund

By
Name: Title:
WESTERN CONFERENCE OF TEAMSTERS SUPPLEMENTAL BENEFIT TRUST FUND, as a Fund

By
Name: Title:
SUBURBAN TEAMSTERS OF NO. IL. PENSION FUND, as a Fund

By
Name: Title:

ROAD CARRIERS LOCAL 707 PENSION FUND, as a Fund

By
Name: Title:
SOUTHWESTERN PENNSYLVANIA AND WESTERN MARYLAND TEAMSTERS & EMPLOYERS PENSION FUND, as a Fund

By
Name: Title:
HAGERSTOWN MOTOR CARRIERS AND TEAMSTERS PENSION PLAN, as a Fund

By
Name: Title:
TEAMSTERS LOCAL 445 PENSION FUND, as a Fund

By
Name: Title:
I.B. of T. UNION LOCAL NO. 710 PENSION FUND, as a Fund

By
Name: Title:

NEW ENGLAND TEAMSTERS & TRUCKING INDUSTRY PENSION FUND, as a Fund

By
Name: Title:
TEAMSTERS JC 83 PENSION FUND, as a Fund

By
Name: Title:
MANAGEMENT LABOR WELFARE & PENSION FUNDS LOCAL 1730, I.L.A., as a Fund

By
Name: Title:
TEAMSTERS LOCAL 639 EMPLOYER’S PENSION TRUST, as a Fund

By
Name: Title:

CENTRAL PENNSYLVANIA TEAMSTERS PENSION FUND, as a Fund

By
Name: Title:
TEAMSTERS LOCAL 641 PENSION FUND, as a Fund

By
Name: Title:
TEAMSTERS PENSION TRUST FUND OF PHILADELPHIA AND VICINITY, as a Fund

By
Name: Title:
FREIGHT DRIVERS AND HELPERS LOCAL 557 PENSION FUND, as a Fund

By
Name: Title:
MID-JERSEY TRUCKING IND. & TEAMSTERS LOCAL 701 PENSION FUND, as a Fund

By
Name: Title:

TRUCKING EMPLOYEES OF NORTH JERSEY WELFARE FUND INC. - PENSION FUND, as a Fund

By
Name: Title:
HAWAII TRUCKERS-TEAMSTERS UNION PENSION FUND, as a Fund a

By
Name: Title:
NEW YORK STATE TEAMSTERS CONFERENCE PENSION AND RETIREMENT FUND, as a Fund

By
Name: Title:
EMPLOYER-TEAMSTERS LOCAL NOS. 175/505 PENSION TRUST FUND, as a Fund

By
Name: Title:

WESTERN PENNSYLVANIA TEAMSTERS AND EMPLOYERS PENSION FUND, as a Fund

By
Name: Title:
WILMINGTON TRUST COMPANY, as Agent

By
Name: Title:

Exhibit A

Amendment No. 18 to Senior Credit Facility

(see attached)